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Newmont Mining Corporation
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On March 26, 2019, Newmont Mining Corporation (“Newmont”) issued a press release announcing the composition of Newmont Goldcorp’s Executive Leadership Team (the “Newmont Goldcorp ELT”) following closing of the proposed Newmont Goldcorp transaction, which is expected in the second quarter of 2019.  A copy of the press release announcing the Newmont Goldcorp ELT is included below.

Also on March 26, 2019, Newmont issued a press release announcing that independent proxy advisory firm Institutional Shareholder Services Inc. (“ISS”) recommended that Newmont shareholders vote “FOR” each of the Company’s resolutions in connection with the proposed Newmont Goldcorp transaction.  A copy of the press release announcing ISS’s recommendation is included below.

The following is a copy of the press release announcing the Newmont Goldcorp ELT:

Newmont Announces Executive Leadership Team for Combination with Goldcorp

DENVER, March 26, 2019 — Newmont Mining Corporation (NYSE: NEM) (Newmont or the Company) today announced the composition of Newmont Goldcorp’s Executive Leadership Team following closing of the transaction which is expected in the second quarter.

“As previously announced in January, leadership of Newmont Goldcorp will feature some of the industry’s best talent and most experienced mining executives known for superior operational execution, consistent project delivery and leadership in safety and sustainability,” said Gary Goldberg, Chief Executive Officer.

“Going forward, Newmont Goldcorp will maintain its focus on the success and continuity of our business through strategic leadership development, building high performing teams, and robust succession planning,” said Tom Palmer, President and Chief Operating Officer. “This focus ensures that Newmont Goldcorp will maintain deep bench strength and top talent to effectively run our business, achieve competitive advantage and continue to deliver superior business results and long-term value for our shareholders and other stakeholders.”

The appointment of the accomplished mining leaders outlined below was based on a number of criteria including experience, team performance, and values-based leadership.

Newmont Goldcorp’s Executive Leadership Team (reporting to Gary Goldberg, CEO, through Q4)

•                  Tom Palmer — President (effective 1 June)

•                  Rob Atkinson — Executive Vice President and Chief Operating Officer (effective 1 June; reporting to Tom Palmer)

•                  Nancy Buese — Executive Vice President and Chief Financial Officer (no change)

•                  Jennifer Cmil — Executive Vice President, Human Resources (effective Q4 2019)

•                  Randy Engel — Executive Vice President, Strategic Development (no change)

•                  Dean Gehring — Executive Vice President and Chief Technology Officer (effective 1 June)

•                  Steve Gottesfeld — Executive Vice President and Chief Sustainability and External Affairs Officer (effective 1 June)

•                  Nancy Lipson — Executive Vice President and General Counsel (effective 1 June)

•                  Marcelo Godoy — Senior Vice President, Exploration (no change)

Immediately upon closing of the transaction, Newmont Goldcorp will:

•                  Be accretive to Newmont’s Net Asset Value per share by 27 percent, and 34 percent accretive to the Company’s 2020 cash flow per share;(i)

•                  Begin delivering a combined $365 million in expected annual pre-tax synergies, supply chain efficiencies and Full Potential improvements representing the opportunity to create $4.4 billion in Net Present Value (pre-tax);(ii)

•                  Target 6-7 million ounces of steady-state gold production over a decades-long time horizon;(i)

•                  Have the largest gold Reserves and Resources in the gold sector, including on a per share basis;

•                  Be located in favorable mining jurisdictions and prolific gold districts on four continents;

•                  Deliver the highest dividend among senior gold producers;(iii)

•                  Offer financial flexibility and an investment-grade balance sheet to advance the most promising projects generating a targeted Internal Rate of Return (IRR) of at least 15 percent;(iv)

•                  Feature a deep bench of accomplished business leaders and high-performing technical teams and other talent with extensive mining industry experience; and

•                  Maintain industry leadership in environmental, social and governance performance.

Newmont Goldcorp Leadership (current biographies)

Gary Goldberg, Chief Executive Officer

Gary Goldberg has served as Chief Executive Officer and member of the Board of Directors of Newmont Mining Corporation since March 2013. He served as President and Chief Executive Officer from March 2013 until November 2018, and previously served as President and Chief Operating Officer since July 2012 and as Executive Vice President and Chief Operating Officer since December 2011. Prior to joining Newmont, Mr. Goldberg was President and Chief Executive Officer of Rio Tinto Minerals, and served in leadership roles in Rio Tinto’s coal, gold, copper and industrial minerals businesses. Mr. Goldberg has more than 35 years of experience in the mining industry and was inducted into the American Mining Hall of Fame in 2017. He is the current Vice Chair of the World Gold Council and Treasurer of the International Council on Mining and Metals, and served as Chair of the National Mining Association in the United States from 2008 to 2010.

Tom Palmer, President and Chief Operating Officer

In October of 2018, Tom Palmer was promoted to serve as Newmont’s President and Chief Operating Officer. Since May of 2016, when he was appointed Executive Vice President and Chief Operating Officer — with more than 85 percent of Newmont’s workforce reporting through to him — Newmont has generated more than $2 billion in free cash flow and commissioned two new mines and five expansions on four continents, on or ahead of schedule and within or below budget. Project optimization work under Mr. Palmer’s leadership has also positioned Newmont’s robust project pipeline as among the best in the gold sector through capital discipline and a focus on returns. Prior to assuming leadership of Newmont’s operations and projects in 2016, Mr. Palmer led the Company’s business in the Asia Pacific region, which generated nearly 40 percent of Newmont’s revenues at the time. Before being recruited to join Newmont in 2014, Mr. Palmer served as Chief Operating Officer for Pilbara Mines at Rio Tinto Iron Ore. Mr. Palmer’s 25-year career in mining includes leadership roles in Rio Tinto’s bauxite and aluminum, coal, copper, iron ore, and technology businesses where he gained extensive experience building and leading high-performing global teams to enhance safety, profitability, sustainability, and diversity and inclusion.

Rob Atkinson, Executive Vice President and Chief Operating Officer

With 25 years of mining industry experience, Rob Atkinson has held a variety of roles leading operations and business improvement efforts in Australia, the United Kingdom and the United States. Most recently, he served as Head of Productivity and Technical Support for Rio Tinto and was responsible for the company’s $5 billion productivity improvement strategy. Mr. Atkinson also served as Chief Operating Officer for Rio Tinto’s portfolio of copper interests in Mongolia, the US, Chile and Indonesia. Previously he led ASX-listed Energy Resources of Australia as Chief Executive and Director, and served as General Manager of Weipa Bauxite, one of the world’s largest bauxite operations. During his tenure with Rio Tinto, Mr. Atkinson oversaw the establishment of three technical centers of excellence, including Surface Mining, Underground Mining and Processing. Mr. Atkinson also has extensive operational experience in iron ore and surface and underground coal mining. He holds a 1st Class Honors Bachelor’s degree in Mining and Petroleum Engineering from Strathclyde University in Scotland.

Nancy Buese, Executive Vice President and Chief Financial Officer

Nancy Buese was appointed Executive Vice President and Chief Financial Officer effective October 31, 2016. Nancy brings 25 years of experience in finance leadership roles and joined Newmont having most recently served as Executive Vice President and CFO for MPLX, a publicly traded energy company formed by Marathon Petroleum Corporation. Prior to MPLX’s acquisition of MarkWest Energy Partners in 2015, Ms. Buese served for 11 years as Executive Vice President and Chief Financial Officer of MarkWest. Having worked in public accounting for 12 years, Ms. Buese also is a former Partner with Ernst & Young. She earned her degree in Accounting and Business Administration from the University of Kansas and is a Certified Public Accountant.

Jennifer Cmil, Vice President, Talent Management

Jen Cmil was appointed Vice President, Talent Management in February 2018 after having served as Group Executive, Human Resources since April 2014 and Senior Director, Human Resources since 2010 when she joined Newmont. Prior to Newmont, Ms. Cmil held leadership positions in human resources across multiple industries, including Vice President of Human Resources at Level 3 Telecommunications, Senior Human Resources Director at KB Home and Human Resources Business Partner at Sun Microsystems, where she began her career in 1994. Ms. Cmil has a proven track record of partnering with senior leaders to increase performance and engagement through partnership with HR and she is passionate about developing individuals and teams. Ms. Cmil received her Bachelor of Science degree from Syracuse University and her Masters of Industrial and Labor Relations from Cornell University. Ms. Cmil will become Executive Vice President, Human Resources, on June 1, 2019.

Randy Engel, Executive Vice President, Strategic Development

Randy Engel was elected Executive Vice President, Strategic Development in September 2008, after having served as Senior Vice President, Strategy and Corporate Development since 2007. Mr. Engel has been with the Company since 1994, and has served in various capacities in the areas of business planning, corporate treasury and human resources. Mr. Engel holds a Master of Science degree in Finance from the University of Denver, and a Bachelor degree in Business Administration from the University of Colorado.

Dean Gehring, Senior Vice President, South America

Dean Gehring joined Newmont as Regional Senior Vice President, South America in June 2017. He brings over 25 years of global operational experience, having lived in Canada, Indonesia, Peru and the US. Prior to joining Newmont, he spent 14 years with global miner Rio Tinto, in a variety of executive roles including President and Chief Executive Officer of Rio Tinto Minerals, Global Head of Safety and Security and General Manager of Resource Development for the Oyu Tolgoi mine in Mongolia. Mr. Gehring previously worked as Manager of Technical Services at Freeport’s Grasberg mine and held various operational and technical roles with BHP Billiton prior to working for Freeport. He earned his Bachelors of Science degree in Mining Engineering from the University of Idaho, and his Masters of Science in Project Management from the University of Aberdeen in Scotland. Mr. Gehring holds a Nevada Professional Engineering registration and Project Management Professional certification. In addition to having published papers for mining and project management journals, he has served on university advisory boards and is currently the co-chair of the SME Foundation Corporate Giving Committee. Mr. Gehring will become Executive Vice President and Chief Technology Officer on June 1, 2019.

Stephen Gottesfeld, Executive Vice President and General Counsel

Steve Gottesfeld joined Newmont in 1997 and serves as Executive Vice President and General Counsel. In his current role, he leads a global team of more than 50 professionals focused on leading governance practices and providing sound legal and business advice. A focus of the team’s work is ensuring, through the Ethics and Compliance program, that Newmont and its employees have the support necessary to work in accordance with the company’s Code of Conduct, Global Policies and Standards. Prior to leading Newmont’s Legal, Land and Ethics and Compliance functions, Mr. Gottesfeld served as Vice President of Communications and Public Affairs from 2006 to 2010. From 2004 to 2006, he was Newmont’s Associate General Counsel responsible for our Latin America, Africa and Central Asia legal offices. From 2002 to 2004, Mr. Gottesfeld was Newmont’s Associate General Counsel and General Manager of Newmont Peru S.R.L. in Lima, Peru. Prior to joining Newmont in 1997 as Senior Counsel, Mr. Gottesfeld was an Associate at Holland & Hart LLP. He earned a law degree and a Master’s degree in International Affairs from the University of Denver in 1993 and received a Bachelor of Arts degree in Economics from The Colorado College in 1989.  Mr. Gottesfeld will become Executive Vice President and Chief Sustainability and External Affairs Officer on June 1, 2019.

Nancy Lipson, Vice President and Deputy General Counsel

Nancy Lipson was elected Vice President and Deputy General Counsel in February 2013, after having served as Associate General Counsel and Assistant Secretary since January 2010 in the substantive areas of commercial litigation, employment advice/litigation and executive compensation legal advice. Ms. Lipson’s role expanded to also include responsibility for global ethics and compliance, and subsequently shifted to include responsibility for global operational legal functions. From July 2005 to January 2010, Ms. Lipson was Assistant General Counsel. Prior to joining Newmont in July 2005, she was Senior Counsel for Sports Authority and for Qwest Communications, and an Associate with the law firm of Otten, Johnson, Robinson, Neff & Ragonetti, P.C. She earned a law degree from the University of California, Hastings College of the Law in 1995 and received a Bachelor of Arts degree in Political Science from Colorado College in 1991.  Ms. Lipson will become Executive Vice President and General Counsel on June 1, 2019.

Marcelo Godoy, Senior Vice President, Exploration

Marcelo Godoy joined Newmont in 2012 as Group Executive, Technical Services and was promoted to Vice President, Resource Evaluation and Mine Planning in 2017, and most recently to Senior Vice President, Exploration in December 2018. Bringing over 20 years of experience to his tenure at Newmont, he has led the development of numerous innovation programs, including a world-class orebody risk management system, and Smart Mine, one of the company’s Operational Technology and Innovation initiatives. Mr. Godoy’s extensive international experience includes expertise in gold, copper and iron ore through resource development and technology projects in Africa, Australia, Europe, North America, and South America. Prior to joining Newmont, he was the leader of Ore Evaluation Services for Golder Associates in South America, and served on their global Board.  Mr. Godoy is a world renowned Geoscientist and holds a M.Sc. degree in Geostatistics and a Ph.D. Strategic Mine Planning from the WH Bryan Mining Geology Research Centre at the University of Queensland in Australia.

About Newmont

Newmont is a leading gold and copper producer. The Company’s operations are primarily in the United States, Australia, Ghana, Peru and Suriname. Newmont is the only gold producer listed in the S&P 500 Index and was named the mining industry leader by the Dow Jones Sustainability World Index in 2015, 2016, 2017 and 2018. The Company is an industry leader in value creation, supported by its leading technical, environmental, social and safety performance. Newmont was founded in 1921 and has been publicly traded since 1925.

###

Cautionary Statement Regarding Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this press release may include, without limitation: (i) statements relating to Newmont’s planned acquisition of Goldcorp (the “proposed transaction”) and the expected terms, timing and closing of the proposed transaction, including receipt of required approvals and satisfaction of other customary closing conditions and expected changes among and appointments to the executive leadership team; (ii) estimates of future production and sales, including expected annual production range; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) expectations regarding accretion; (v) estimates of future capital expenditures; (vi) estimates of future cost reductions, efficiencies and synergies, including, without limitation, G&A savings, supply chain efficiencies, full potential improvement, integration opportunities and other improvements and savings; (vii) expectations regarding future exploration and the development, growth and potential of Newmont’s and Goldcorp’s operations, project pipeline and investments, including, without limitation, project returns, expected average IRR, schedule, decision dates, mine life, commercial start, first production, capital average production, average costs and upside potential; (viii) expectations regarding future investments or divestitures; (ix) expectations of future dividends and returns to stockholders; (x) expectations of future free cash flow generation, liquidity, balance sheet strength and credit ratings; (xi) expectations of future equity and enterprise value; (xii) expectations of future plans and benefits; (xiii) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and resources, grade and recoveries; and (xiv) estimates of future closure costs and liabilities. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward-looking statements in regard to the Newmont’s and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Newmont’s and Goldcorp’s ability to obtain the approval of the proposed transaction by their stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the arrangement agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; potential volatility in the price of Newmont Common Stock due to the proposed transaction; the anticipated size of the markets and continued demand for Newmont’s and Goldcorp’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s 2018 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this press release or made by Goldcorp outside of this press release. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this press release or made by Newmont outside of this press release. Newmont and Goldcorp do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this press release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Additional information about the proposed transaction and where to find it

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication is being made in respect of the proposed transaction involving the Company and Goldcorp pursuant to the terms of an Arrangement Agreement by and among the Company and Goldcorp and may be deemed to be soliciting material relating to the proposed transaction. In connection with the proposed transaction, the Company filed a proxy statement relating to a special meeting of its stockholders with the SEC on March 11, 2019 Additionally, the Company filed and will file other relevant materials in connection with the proposed transaction with the SEC. Security holders of the Company are urged to read the proxy statement regarding the proposed transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed transaction because they contained and will contain important information about the proposed transaction and the parties to the transaction. The definitive proxy statement was mailed to the Company’s stockholders on March 14, 2019. Stockholders of the Company are able to obtain a copy of the proxy statement, the filings with the SEC that have been and will be incorporated by reference into the proxy statement as well as other filings containing information about the proposed transaction and the parties to the transaction made by the Company with the SEC free of charge at the SEC’s website at www.sec.gov, on the Company’s website at www.newmont.com/investor-relations/default.aspx or by contacting the Company’s Investor Relations department at jessica.largent@newmont.com or by calling 303-837-5484. Copies of the documents filed with the SEC by Goldcorp are available free of charge at the SEC’s website at www.sec.gov.

Participants in the proposed transaction solicitation

The Company and its directors, its executive officers, members of its management, its employees and other persons, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s 2018 Annual Report on Form 10-K filed with the SEC on February 21, 2019, its proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 9, 2018 and other relevant materials filed with the SEC when they become available. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed transaction are set forth in the proxy statement related to the proposed transaction filed with the SEC on March 11, 2019, and mailed to stockholders on March 14, 2019. Additional information concerning Goldcorp’ executive officers and directors is set forth in its 2017 Annual Report on Form 40-F filed with the SEC on March 23, 2018, its management information circular relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 16, 2018 and other relevant materials filed with the SEC when they become available.

Media Contact
Omar Jabara	303.837.5114	omar.jabara@newmont.com

Investor Contact
Jessica Largent	303.837.5484	jessica.largent@newmont.com

(i)  Caution Regarding Projections: Projections used in this release are considered “forward looking statements”. See cautionary statement above regarding forward-looking statements. Forward-looking information representing post-closing expectations is inherently uncertain. Estimates such as expected accretion, NAV, Net Present Value creation, synergies, expected future production, IRR, financial flexibility and balance sheet strength are preliminary in nature. There can be no assurance that the proposed transaction will close or that the forward-looking information will prove to be accurate.

(ii)  Net Present Value (NPV) creation as used in this release is a management estimate provided for illustrative purposes, and should not be considered a GAAP or non-GAAP financial measure. NPV creation represents management’s combined estimate of pre-tax synergies, supply chain efficiencies and Full Potential improvements, as a result of the proposed transaction that have been monetized and projected over a twenty year period for purposes of the estimation, applying a discount rate of 5 percent. Such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected NPV creation is a “forward-looking statement” subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected value creation.

(iii)  2019 dividends beyond Q1 2019 have not yet been approved or declared by the Board of Directors. Management’s expectations with respect to future dividends or annualized dividends are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Investors are cautioned that such statements with respect to future dividends are non-binding. The declaration and payment of future dividends remain at the discretion of the Board of Directors and will be determined based on Newmont’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, gold and commodity prices, and other factors deemed relevant by the Board. The Board of Directors reserves all powers related to the declaration and payment of dividends. Consequently, in determining the dividend to be declared and paid on the common stock of the Company, the Board of Directors may revise or terminate the payment level at any time without prior notice. As a result, investors should not place undue reliance on such statements.

(iv)  IRR targets on projects are calculated using an assumed $1,200 gold price.

The following is a copy of the press release announcing ISS’s recommendation:

Independent Proxy Advisory Firm ISS Recommends Newmont Shareholders
Vote “FOR” Proposed Combination with Goldcorp

DENVER, March 26, 2019 — Newmont Mining Corporation (NYSE: NEM) (Newmont or the Company) today announced that independent proxy advisory firm Institutional Shareholder Services Inc. (ISS), has recommended that Newmont shareholders vote “FOR” each of the Company’s resolutions in connection with the proposed combination with Goldcorp Inc. (NYSE: GG, TSX: G) (Goldcorp) at the special shareholder meeting scheduled for April 11, 2019.

In its March 25, 2019 report, ISS stated(1):

The company offers a sound strategic rationale, as the combination is expected to create the world’s largest gold miner with a diverse asset portfolio in favorable mining geographies.

A vote FOR this proposal is warranted given the solid strategic rationale and expected financial benefits, which are bolstered by the recent addition of a special dividend to NEM shareholders.

Commenting on the report, Gary Goldberg, Newmont’s Chief Executive Officer, said:

“We are pleased that ISS recognizes the compelling value proposition of the Newmont Goldcorp combination to create an unmatched portfolio of world class operations, projects, exploration opportunities, Reserves and talent in the gold mining sector. We look forward to completing the transaction with Goldcorp, and urge all Newmont shareholders to follow the recommendation of ISS and Newmont’s Board of Directors’ by voting ‘FOR’ each of the resolutions relating to the proposed combination with Goldcorp at the upcoming special shareholder meeting.”

Newmont and Goldcorp expect the transaction to close in the second quarter of 2019, subject to approval by Newmont and Goldcorp shareholders and the satisfaction of customary closing conditions and regulatory approvals.

Immediately upon the closing of this transaction, Newmont Goldcorp will:

•                  Be accretive to Newmont’s Net Asset Value per share by 27 percent, and 34 percent accretive to the Company’s 2020 cash flow per share;(i)

•                  Begin delivering a combined $365 million in expected annual pre-tax synergies, supply chain efficiencies and Full Potential improvements representing the opportunity to create $4.4 billion in Net Present Value (pre-tax);(ii)

•                  Target 6-7 million ounces of steady-state gold production over a decades-long time horizon;(i)

•                  Have the largest gold Reserves and Resources in the gold sector, including on a per share basis;

•                  Be located in favorable mining jurisdictions and prolific gold districts on four continents;

•                  Deliver the highest dividend among senior gold producers;(iii)

•                  Offer financial flexibility and an investment-grade balance sheet to advance the most promising projects generating a targeted Internal Rate of Return (IRR) of at least 15 percent;(iv)

•                  Feature a deep bench of accomplished business leaders and high-performing technical teams and other talent with extensive mining industry experience; and

•                  Maintain industry leadership in environmental, social and governance performance.

About Newmont

Newmont is a leading gold and copper producer. The Company’s operations are primarily in the United States, Australia, Ghana, Peru

(1) Permission to use quotes was neither sought nor obtained.

and Suriname. Newmont is the only gold producer listed in the S&P 500 Index and was named the mining industry leader by the Dow Jones Sustainability World Index in 2015, 2016, 2017 and 2018. The Company is an industry leader in value creation, supported by its leading technical, environmental, social and safety performance. Newmont was founded in 1921 and has been publicly traded since 1925.

Cautionary Statement Regarding Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this press release may include, without limitation: (i) statements relating to Newmont’s planned acquisition of Goldcorp (the “proposed transaction”) and the expected terms, timing and closing of the proposed transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of future production and sales, including expected annual production range; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) expectations regarding accretion; (v) estimates of future capital expenditures; (vi) estimates of future cost reductions, efficiencies and synergies, including, without limitation, G&A savings, supply chain efficiencies, full potential improvement, integration opportunities and other improvements and savings; (vii) expectations regarding future exploration and the development, growth and potential of Newmont’s and Goldcorp’s operations, project pipeline and investments, including, without limitation, project returns, expected average IRR, schedule, decision dates, mine life, commercial start, first production, capital average production, average costs and upside potential; (viii) expectations regarding future investments or divestitures; (ix) expectations of future dividends and returns to stockholders, including, statements regarding Newmont’s special dividend, including its record date and payment date; (x) expectations of future free cash flow generation, liquidity, balance sheet strength and credit ratings; (xi) expectations of future equity and enterprise value; (xii) expectations of future plans and benefits; (xiii) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and resources, grade and recoveries; (xiv) estimates of future closure costs and liabilities; and (xv) the possible joint venture in Nevada, including the potential synergies, value creation and benefits thereof. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Goldcorp’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Goldcorp operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar or the Canadian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; (viii) the satisfaction of conditions to the special dividend payment; and (ix) other planning assumptions. Risks relating to forward-looking statements in regard to the Newmont’s and Goldcorp’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Goldcorp’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Newmont’s and Goldcorp’s ability to obtain the approval of the proposed transaction by their stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the arrangement agreement; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; potential volatility in the price of Newmont Common Stock due to the proposed transaction; the anticipated size of the markets and continued demand for Newmont’s and Goldcorp’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s 2018 Annual Report on Form 10- K, filed with the Securities and Exchange Commission (SEC) as well as the Company’s other SEC filings, available on the SEC website or www.newmont.com, Goldcorp’s most recent annual information form as well as Goldcorp’s other filings made with Canadian securities regulatory authorities and available on SEDAR, on the SEC website or www.goldcorp.com. Newmont is not affirming or adopting any statements or reports attributed to Goldcorp (including prior mineral reserve and resource declaration) in this press release or made by Goldcorp outside of this press release. Goldcorp is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this press release or made by Newmont outside of this press release. Newmont and Goldcorp do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this press release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Additional information about the proposed transaction and where to find it

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication is being made in respect of the proposed transaction involving the Company and Goldcorp pursuant to the terms of an Arrangement Agreement by and among the Company and Goldcorp and may be deemed to be soliciting material relating to the proposed transaction. In connection with the proposed transaction, the Company filed a proxy statement relating to a special meeting of its stockholders with the SEC on March 11, 2019. Additionally, the Company filed and will file other relevant materials in connection with the proposed transaction with the SEC. Security holders of the Company are urged to read the proxy statement regarding the proposed transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the proposed transaction because they contain and will contain important information about the proposed transaction and the parties to the transaction. The definitive proxy statement was mailed to the Company’s stockholders on March 14, 2019. Stockholders of the Company are able to obtain a copy of the proxy statement, the filings with the SEC that have been and will be incorporated by reference into the proxy statement as well as other filings containing information about the proposed transaction and the parties to the transaction made by the Company with the SEC free of charge at the SEC’s website at www.sec.gov, on the Company’s website at www.newmont.com/investor-relations/default.aspx or by contacting the Company’s Investor Relations department at jessica.largent@newmont.com or by calling 303-837-5484. Copies of the documents filed with the SEC by Goldcorp are available free of charge at the SEC’s website at www.sec.gov.

Participants in the proposed transaction solicitation

The Company and its directors, its executive officers, members of its management, its employees and other persons, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s 2018 Annual Report on Form 10-K filed with the SEC on February 21, 2019, its proxy statement relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 9, 2018 and other relevant materials filed with the SEC when they become available. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the proposed transaction are set forth in the proxy statement relating to the transaction filed with the SEC on March 11, 2019, and mailed to stockholders March 14, 2019. Additional information concerning Goldcorp’ executive officers and directors is set forth in its 2017 Annual Report on

Form 40-F filed with the SEC on March 23, 2018, its management information circular relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 16, 2018 and other relevant materials filed with the SEC when they become available.

(i) Caution Regarding Projections: Projections used in this release are considered “forward-looking statements.” See cautionary statement above regarding forward-looking statements. Forward-looking information representing post-closing expectations is inherently uncertain. Estimates such as expected accretion, NAV, Net Present Value creation, synergies, expected future production, IRR, financial flexibility and balance sheet strength are preliminary in nature. There can be no assurance that the proposed transaction will close or that the forward-looking information will prove to be accurate.

(ii) Net Present Value (NPV) creation as used in this release is a management estimate provided for illustrative purposes, and should not be considered a GAAP or non-GAAP financial measure. NPV creation represents management’s combined estimate of pre-tax synergies, supply chain efficiencies and Full Potential improvements, as a result of the proposed transaction that have been monetized and projected over a twenty year period for purposes of the estimation, applying a discount rate of 5 percent. Such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expected NPV creation is a “forward-looking statement” subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected value creation.

(iii) 2019 dividends beyond Q1 2019 have not yet been approved or declared by the Board of Directors. Management’s expectations with respect to future dividends or annualized dividends are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Investors are cautioned that such statements with respect to future dividends are non-binding. The declaration and payment of future dividends remain at the discretion of the Board of Directors and will be determined based on Newmont’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, gold and commodity prices, and other factors deemed relevant by the Board. The Board of Directors reserves all powers related to the declaration and payment of dividends. Consequently, in determining the dividend to be declared and paid on the common stock of the Company, the Board of Directors may revise or terminate the payment level at any time without prior notice. As a result, investors should not place undue reliance on such statements.

(iv) IRR targets on projects are calculated using an assumed $1,200 gold price.

Newmont Media Contact

Omar Jabara, 303.837.5114
omar.jabara@newmont.com

Newmont Investor Contact

Jessica Largent, 303.837.5484
jessica.largent@newmont.com